SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 10, 2010
FORRESTER RESEARCH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21433 (Commission File Number)	04-2797789 (I.R.S. Employer Identification Number)
400 Technology Square
Cambridge, Massachusetts 02139
(Address of principal executive offices, including zip code)
(617) 613-6000
(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changes since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     The information contained in this current report on Form 8-K is furnished pursuant to Item 2.02 of Form 8-K “Results of Operations and Financial Condition”. This information and the exhibits hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of Forrester Research, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.
     On February 10, 2010, Forrester Research, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2009.
     Forrester believes that pro forma financial results provide investors with consistent and comparable information to aid in the understanding of Forrester’s ongoing business. Forrester uses pro forma financial information to manage its business, including use of pro forma financial results as the basis for setting targets for various compensation programs. Our pro forma presentation excludes the following, as well as their related tax effects:
     Amortization of intangibles—we exclude the effect of the amortization of intangibles from our pro forma results in order to more consistently present our ongoing results of operations.
     Gains and losses related to non-marketable and marketable securities—we have consistently excluded both gains and losses related to our investments in non-marketable securities and sales of marketable securities from our pro forma results in order to keep quarter-over-quarter and year-over-year comparisons consistent.
     Stock-based compensation expense—we exclude stock-based compensation from our pro forma results in order to keep quarter-over-quarter and year-over-year comparisons consistent.
     Expenses related to the Company’s historical stock option investigation are also not included in our pro forma results in order to keep quarter-over-quarter and year-over year comparisons consistent.
     Reorganization costs associated with the Company’s reduction in force announced in February 2009 and additional lease-related costs incurred in the fourth quarter of 2009 are not included in our pro forma results in order to keep quarter-over-quarter and year-over-year comparisons consistent.
     However, these measures should be considered in addition to, not as a substitute for, or superior to, operating income or other measures of financial performance prepared in accordance with generally accepted accounting principles as more fully discussed in our financial statements and filings with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits
99.1 Press Release dated February 10, 2010 with respect to financial results for the quarter and year ended December 31, 2009.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORRESTER RESEARCH, INC.
By /s/ Michael A. Doyle
Name: Michael A. Doyle
Title: Chief Financial Officer and Treasurer

Date: February 10, 2010

Exhibit Index

Exhibit	Description	Page
99.1	Press Release dated February 10, 2010	5